MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio

(the “Portfolio”)
————————
8515 East Orchard Road
Greenwood Village, CO 80111
(800) –537-2033

This Prospectus describes one of thirty-one portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2007

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolios’ investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Index 600 Portfolio (Sub-Adviser: BNY Investment Advisors)

The investment objective for the Portfolio is to:

•	seek investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.	The Portfolio will:
•	Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index:

PORTFOLIO	BENCHMARK INDEX
Maxim Index 600 Portfolio	S&P SmallCap 600 Stock Index

•

Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and Exchange Traded Funds (“ETFs”) that seek to track the relevant index.

The principal investment risks for the Portfolio include:

Index Risk

•

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

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There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Portfolio is not limited with respect to sectors in which it can invest.  If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

•

When a Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio’s assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio’s performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

•	When you sell your shares of any of the Portfolios, they could be worth less than what you paid for them.

Small-Company Risk

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The Maxim Index 600 Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Over-the-Counter Risk

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Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Portfolio Performance Data

The bar charts and tables below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception for the S&P 500 Index, or, in the case of the other Equity Index Portfolios, for the last ten full calendar years and comparing their average annual total returns to the performance of their respective Benchmark Indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim Index 600 Portfolio

During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was 20.46% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.74% (quarter ending September 30, 1998).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2006:

	One Year	Five Years	Ten Years
Maxim Index 600 Portfolio	14.57%	11.83%	10.51%
S&P 600 Index	15.20%	12.50%	11.57%

The inception date for the Maxim Index 600 Portfolio was December 1, 1993.

The stocks which make up the S&P 600 Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P 600 Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2006. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Index 600 Portfolio
Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Index 600 Portfolio	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

Each of the Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under

“Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Index Portfolios

Certain of the Equity Portfolios are Index Portfolios. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The Benchmark Index is described below:

The S&P Small Cap 600 Stock Index (the "S&P 600") is comprised of the stocks which make up the S&P 600 and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

**"Standard & Poor’s®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

The S&P 600 is sponsored by Standard & Poor's which is responsible for determining which stocks are represented on the indices.

None of the portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the “Sponsors”), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolio or MCM. The Sponsors are not responsible for and do not participate in the operation or management of the Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 600 assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolios to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.6 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets
Maxim Index 600 Portfolio	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund’s annual report to shareholders for the year ending December 31, 2006.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. With respect to a newly retained Sub-Adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable portfolios a maximum of ninety (90) days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. Following is additional information the Sub-Adviser:

BNY Investment Advisors (“BNY”) is a separately identifiable division of The Bank of New York, a New York State chartered bank (the “Bank”), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY’s principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Index 600 Portfolio on April 1, 2003.

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolio. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Scott Hammond and Mr. Robert McGrath.

Kurt Zyla is the Chief Investment Officer and Division Head of BNY Asset Management’s Quantitative Equity Management Group, where he directs the firm’s equity index strategies. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is Chief Investment Officer and Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining the Firm, she held a variety of senior investment positions, including Director and Senior Quantitative Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Scott Hammond is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY Asset Management, Mr. Hammond managed over $100 billion in large- and small-cap equity funds for Barclays Global Investors. While at Barclays, Mr. Hammond also contributed research and writing to a number of white papers and quantitative research pieces. Mr. Hammond holds the NASD Series 7 license. He graduated with a BA in Economics from the University of New Hampshire.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of sixty days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:

8515 East Orchard Road

Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:
(1)	the name of the account;
(2)	the account number;
(3)	the name of the portfolio from which the shares are to be sold;
(4)	the dollar amount or number of shares to be exchanged;
(5)	the name of the portfolio(s) in which new shares will be purchased; and
(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.
•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Maxim Index 600 Portfolio ordinarily distributes dividends semi-annually.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.
MAXIM INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:
	Year Ended December 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.29	$10.15	$8.63	$6.26	$7.45
Income from Investment Operations

Net investment income	0.05	0.06	0.03	0.01	0.01
Net realized and unrealized gain (loss)	1.43	0.66	1.81	2.37	(1.19)

Total Income (Loss) From
Investment Operations	1.48	0.72	1.84	2.38	(1.18)

Less Distributions

From net investment income	(0.05)	(0.06)	(0.03)	(0.01)	(0.01)
From net realized gains +	(0.99)	(0.52)	(0.29)		(0.00)

Total Distributions	(1.04)	(0.58)	(0.32)	(0.01)	(0.01)

Net Asset Value, End of Period	$10.73	$10.29	$10.15	$8.63	$6.26

Total Return	14.57%	7.06%	21.78%	38.11%	(15.23%)

Net Assets, End of Period ($000)	$262,130	$221,263	$186,894	$130,870	$28,483

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to
Average Net Assets	0.52%	0.60%	0.39%	0.31%	0.22%

Portfolio Turnover Rate	28.14%	21.74%	20.85%	88.78%	18.06%

+	The distribution from net realized gains in 2002 was less than $0.01 per share.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.